Exhibit 10.1

April 5, 2013

CombiMatrix Corporation

Attn: Scott Burell

300 Goddard, Suite 100
Irvine, CA 92618

Gentlemen:

Reference is made to that certain HLM Rights Agreement dated as of April 1, 2011 by and between CombiMatrix Corporation, a Delaware corporation (the “Company”), and HLM Venture Partners III, L.P. (the “Rights Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Rights Agreement.

The undersigned acknowledges that Mr. Marty Felsenthal recently resigned from the Board and that no HLM Designee or Independent Designee currently is a member of the Board.  The undersigned further acknowledges that the Company desires to reduce its authorized number of directors such that no vacancies currently will exist for an HLM Designee or an Independent Designee (the “Board Reduction”).

The undersigned hereby (i) consents to the Board Reduction; (ii) agrees that such Board Reduction does not constitute a breach or default under the Rights Agreement; and (iii) waives the requirements set forth in Sections 2(b)(i), 2(b)(ii) and 3(a)-(c) of the Rights Agreement.

This waiver shall be a continuing waiver that shall remain in full force and effect until revoked by HLM upon forty-five (45) days’ prior written notice to the Company.

[Signature Page Follows]

Sincerely,

HLM VENTURE PARTNERS III, L.P.

By:	HLM Venture Associates III, LLC
Its General Partner

By:	/S/ MARTY FELSENTHAL
	Name:	Marty Felsenthal
	Title:	Partner

Acknowledged and Accepted:

COMBIMATRIX CORPORATION

By:	/S/ SCOTT BURELL
	Name:	Scott Burell
	Title:	CFO and Secretary

cc:	Dorsey & Whitney LLP
Attn: Parker Schweich, Esq.
600 Anton Boulevard, Suite 2000
Costa Mesa, CA 92626

[SIGNATURE PAGE TO WAIVER REGARDING HLM RIGHTS AGREEMENT